CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)
MONEY MARKET INVESTMENTS (the “Portfolio”)

SUPPLEMENT DATED DECEMBER 12, 2008
TO THE PROSPECTUS DATED JANUARY 2, 2008

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or SAI.

Portfolio’s Principal Investment Strategies

Pursuant to an action by the Board of Trustees (the “Board”) of the Trust at a meeting held on December 12, 2008, the temporary limitations on its investment strategies set forth in the prospectus supplement dated October 8, 2008 have been removed.  The Portfolio’s subadviser will follow the investment strategies as disclosed in the Trust’s Prospectus and SAI.

U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The Portfolio currently participates in the United States Treasury Department's (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the "Program").  The Program was originally due to expire on December 18, 2008, unless extended by the Treasury.  The Treasury has extended the Program until April 30, 2009, and the Portfolio has filed an extension notice with the Treasury in order to continue participating in the Program.

Under the Program, the Treasury will guarantee the share price of shares of the Portfolio held by shareholders as of September 19, 2008, at $1.00 per share if the Portfolio’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Portfolio liquidates.  Recovery under the Program is subject to certain conditions and limitations, including the following: (1) for shareholders of the Portfolio, the Program provides a guarantee for the lesser of (a) the number of Portfolio Shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Portfolio Shares owned by the shareholder on the date of a Guarantee Event; (2) the total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Portfolio at the time of a Guarantee Event (currently approximately $50 billion); and (3) in order to recover, a Guarantee Event must occur during the term of the Program.

Portfolio Shares acquired by investors after September 19, 2008, that increase the number of Portfolio Shares the investor held at the close of business on September 19, 2008, are not eligible for protection under the Program.  In addition, Portfolio Shares acquired by investors who did not hold Portfolio Shares at the close of business on September 19, 2008, are not eligible for protection under the Program.

Participation in the Program extension requires a payment of a participation fee to the Treasury.  This expense will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio.  The Secretary of the Treasury has the authority to extend the Program through the close of business on September 18, 2009.  If the Program is extended beyond its current term, the Board will consider whether to continue the Portfolio’s participation therein and payment of any additional fees relating thereto.

Please visit the Treasury’s website at http://www.ustreas.gov, for more information about the Program.

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